

Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Nov 30, 1999
Current Due Period Ending                           Dec 31, 1999
Prior Distribution Date                             Dec 14, 1999
Distribution Date                                   Jan 14, 2000
Beginning Trust Principal Receivables           4,065,059,019.44
Average Principal Receivables                   4,064,874,379.69
FC&A Collections (Includes Recoveries)             65,094,498.75
Principal Collections                             119,569,970.57
Additional Balances                                55,610,268.46
Net Principal Collections                          63,959,702.11
Defaulted Amount                                   29,718,113.69
Miscellaneous Payments                                      0.00
Principal Recoveries                                3,449,491.00

Beginning Participation Invested Amount           308,523,581.23
Beginning Participation Unpaid Principal          308,523,581.23
Balance
Ending Participation Invested Amount              301,413,443.86
Ending Participation Unpaid Principal Balance     301,413,443.86

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 308,523,581.23
Numerator for Fixed Allocation                    317,047,797.61
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Applicable Allocation Percentage                         7.5900%
Investor FC&A Collections                           4,940,666.30

Series Participation Interest Default Amount
Numerator for Floating Allocation                 308,523,581.23
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Floating Allocation Percentage                           7.5900%
Series Participation Interest Default Amount        2,255,602.02


Principal Allocation Components
Numerator for Floating Allocation                 308,523,581.23
Numerator for Fixed Allocation                    317,047,797.61
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0491%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             7.0491%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          308,523,581.23
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      1,872,756.00


Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           7,110,137.37
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       4,854,535.35
or e]
(b) prior to Accelerated Amort. Date or not         4,854,535.35
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       7.5900%
(d) Net Principal Collections                      63,959,702.11
(e) after Accelerated Amort Date or Early Amort     9,326,092.84
Period, [f*g]
(f) Fixed Allocation Percentage                          7.7997%
(g) Collections of Principal
                                                  119,569,970.57

(h) Minimum Principal Amount, [Min(i,l)]            3,297,822.44
(i)  Floating Allocation Percentage of              9,075,349.47
Principal Collections
(j)  1.8% of the Series Participation Interest      5,553,424.46
Invested Amount
(k) Series Participation Interest Net Default       2,255,602.02
Payment Amount
(l)  the excess of (j) over (k)                     3,297,822.44

(m) Series Participation Interest Net Default       2,255,602.02
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     4,940,666.30
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,872,756.00
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,255,602.02
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  514,205.97
Excess [Sec. 4.11(a)(vi)]                             298,102.31

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                                  914,467,191.98

Seller's Interest Percentage                              23.03%




Series 1996-1 Owner Trust Calculations

Due Period Ending     Dec 31, 1999

Payment Date          Jan 18, 2000


Calculation of Interest Expense


Index (LIBOR)                     6.462500%

Accrual end date,              Jan 18, 2000
accrual beginning date         Dec 15, 1999
and days in Interest Period              34

                     Class A        Class B     Certificates      Overcoll Amount

Beginning     160,366,210.62  107,983,253.43    10,798,325.34       29,375,791.84
Unpaid
Principal Balance

Previously              0.00            0.00             0.00
unpaid interest/yield

Spread to              0.22%           0.60%            1.00%
index

Rate (capped       6.682500%       7.062500%        7.462500%
at 13%, 15%, 16%)

Interest/Yield   1,012,111.25      720,263.30       76,105.70
Payable on
the Principal Balance

Interest on             0.00            0.00             0.00
previously unpaid
interest/yield

Interest/Yield  1,012,111.25      720,263.30        76,105.70
Due

Interest/Yield
Paid            1,012,111.25      720,263.30        76,105.70


Summary



Beginning
Security      160,366,210.62  107,983,253.43    10,798,325.34       29,375,791.84
Balance

Beginning
Adjusted      160,366,210.62  107,983,253.43    10,798,325.34
Balance

Principal       3,695,495.56    2,488,548.08       248,854.81          741,514.67
Paid

Ending
Security      156,670,715.06  105,494,705.35    10,549,470.53       28,698,552.92
Balance

Ending
Adjusted      156,670,715.06  105,494,705.35    10,549,470.53
Balance

Ending                                                3.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted      156,734,990.81  105,494,705.35    10,549,470.53
Balance


Minimum                        49,000,000.00    4,900,000.00        13,300,000.00
Adjusted Balance

Certificate                                     9,134,033.00
Minimum Balance

Ending OC                                                           28,698,552.92
Amount as
Holdback Amount

Ending OC                                                                    0.00
Amount as
Accelerated
Prin Pmts


Beginning Net           0.00            0.00             0.00                0.00
Charge offs

Reversals               0.00            0.00             0.00                0.00

Charge offs             0.00            0.00             0.00                0.00

Ending Net              0.00            0.00             0.00                0.00
Charge Offs


Interest/Yield    $1.5853873      $5.2865441       $2.9897711
Paid per $1000

Principal         $5.7886835     $18.2652916       $9.7761261
Paid per $1000




Series 1996-1  Owner Trust Calculations
Due Period                                         December 1999
Payment Date                                        Jan 18, 2000
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        7,110,137.37
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          64,275.75

Series Participation Interest Monthly Interest      1,872,756.00

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.           1,012,111.25
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             720,263.30
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         76,105.70
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        3,631,219.81
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,488,548.08
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       248,854.81
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           741,514.67
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              64,275.75


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated                   0.00
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       741,514.67
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           64,275.75
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       677,238.92
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,496.43
